                        SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549

                                   Form 8-K/A
                           Amendment No. 1 to Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 4, 1997

                      LEXINGTON CORPORATE PROPERTIES, INC.
             (Exact Name of Registrant as specified in its charter)

          Maryland                      1-12386                  13-3717318
(State or other jurisdiction       (Commission File             (IRS Employer
      of incorporation)                 Number)              Identification No.)

                 355 Lexington Avenue, New York, New York 10017
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 692-7260

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Information and Exhibits.

(a)      Financial statements of properties acquired.

         In accordance with Rule 3-14 of Regulation S-X, the Registrant is not required to file financial statements for the acquisition of the FirstPlus Property since the Registrant entered into a new lease with the tenant upon acquisition.

(b)      Pro forma financial information.

         The following unaudited pro forma consolidated financial statements of the Registrant for the year ended December 31, 1996 and as of and for the nine months ended September 30, 1997 have been prepared from the historical consolidated financial statements of the Registrant for the year ended December 31, 1996 and for the nine months ended September 30, 1997, as adjusted to give effect to the following pro forma adjustments: (i) acquisitions consummated since January 1, 1997 (including the acquisition of the FirstPlus Property on September 4, 1997); (ii) the pending acquisition of Corporate Realty Income Trust I ("CRIT"); (iii) the refinancing on May 30, 1997 of the property in Salt Lake City leased to Northwest Pipeline Corporation (the "Salt Lake City Property") (the "Salt Lake City Refinancing"); (iv) the issuance and sale of a total of 1,325,000 shares of Convertible Preferred Stock and the application of the net proceeds therefrom; (v) the disposition of the Ross Stores Newark Property as a result of pending litigation with Ross Stores (the "Ross Stores Litigation"); (vi) the sale of the Stratus Property on September 2, 1997; (vii) the June Common Stock Offering and an additional common stock offering completed in November 1997 (the "November Offering") and the application of the proceeds therefrom; and (viii) acquisitions consummated in 1996, as such pro forma financial statements relate to 1996 (collectively, the "Pro Forma Adjustments"). The accompanying pro forma statements of income for the year ended December 31, 1996 and the nine months ended September 30, 1997 have been prepared as if the Pro Forma Adjustments had been consummated January 1, 1996 and were carried forward through September 30, 1997. The acquisition of the FirstPlus Property, for which this Form 8-K is being filed, is already reflected in the September 30, 1997 balance sheet of the Registrant, as filed in its Form 10-Q. Therefore, no pro forma balance sheet is presented. The unaudited pro forma financial statements do not purport to be indicative of what the results of the Registrant would have been had the transactions been completed on the dates assumed, nor are such financial statements necessarily indicative of the results of operations of the Registrant that may exist in the future. The unaudited pro forma financial statements must be read in conjunction with the notes thereto and with the historical consolidated financial statements of the Registrant.

              Unaudited Pro Forma Consolidated Statement of Income
                     (For the year ended December 31, 1996)
                (all amounts in thousands, except per share data)

                                                              FirstPlus
                                                 Company       Property          Other
                                                Historical   Acquisition(1)   Adjustments (2)   Pro Forma
                                                 -------       -------          -------          -------
Revenues:
   Rental                                        $31,244       $ 3,544          $13,180          $47,968
   Interest and other                                431            --               39              470
                                                 -------       -------          -------          -------
     Total revenues                               31,675         3,544           13,219           48,438
                                                 -------       -------          -------          -------
Expenses:
   Interest expense                               12,818         1,653              626           15,097
   Depreciation                                    7,627           779            3,327           11,733
   Amortization of deferred expenses                 619            --               31              650
   Property operating expenses                       686            --               --              686
   General and administrative expenses             3,125            --               --            3,125
   Other expenses                                    644            --               --              644
                                                 -------       -------          -------          -------
     Total Expenses                               25,519         2,432            3,984           31,935
                                                 -------       -------          -------          -------
Income before minority interests                   6,156         1,112            9,235           16,503
Minority interests                                   690           234(3)           900(3)         1,824
                                                 -------       -------          -------          -------
Income from continuing operations
   (before gain on sale of properties and
   extraordinary items) (4)                      $ 5,466       $   878          $ 8,335          $14,679
                                                 =======       =======          =======          =======
Per share data: (5)
Income from continuing operations
   Primary                                       $  0.58       $    --              $--          $  0.78
   Fully diluted                                    0.58            --               --             0.77
Weighted average common shares outstanding
   Primary                                         9,393            --            7,437           16,830
   Fully diluted                                   9,393            --           10,062           19,455

        Notes to the Unaudited Pro Forma Consolidated Statement of Income
                     (For the year ended December 31, 1996)
                 (in thousands, except share and per share data)


         Rental revenue in these pro forma financial statements (both historical and pro forma) is generated from leases that are "net leases," under which the tenant is responsible for substantially all costs of real estate taxes, insurance and ordinary maintenance. Pro forma rental income represents straight-line rent as provided by GAAP, calculated as the difference between cash rent paid under the lease and the average rent due over the noncancelable term of the lease.

         The depreciable life for all depreciation adjustments is 40 years. Applicable pro forma interest expense adjustments are calculated based on annual interest rates on the respective debt as of the applicable acquisition, disposition or refinancing date. The pro forma reduction of interest expense represents only the actual interest incurred on debt that has been or will be repaid.

(1) This column reflects the pro forma adjustments for the acquisition of the FirstPlus Property for a 12-month period, assuming the acquisition was consummated on January 1, 1996, which includes rental revenue, interest expense (assuming an annualized interest rate of 7.1875%) and depreciation.

(2) This column reflects (i) the addition of historical results of operations for the period from January 1 to the respective acquisition dates for the properties acquired by the Company during 1996 and for a 12-month period for properties acquired since January 1, 1997 and for the CRIT Acquisition; (ii) the elimination of the results of operations of the Ross Stores Newark Property and the Stratus Property as if the sales had taken place on January 1, 1996; (iii) the Salt Lake City Refinancing and (iv) the June Offering of 3,220,000 shares of Common Stock and the November Offering of 2,500,000 shares of Common Stock and the application of the net proceeds therefrom. The results of operations for properties acquired during 1996, from their respective acquisition dates through December 31, 1996 are included in the Company's historical 1996 consolidated statement of income. The results of operations consist principally of rental revenue, interest expense and depreciation expense.

                                                                   Annualized
                                                   Rental           Interest          Interest     Depreciation
                                                  Revenue            Rate             Expense        Expense
                                                  --------        -------------       -------        -------
CRIT Acquisition                                  $  3,557        $ 8.875-9.500%      $ 1,408        $   922
Acquisition of LP Properties (*)                     2,595                 (*)            962            840
Acquisition of Salt Lake City Property               3,264              11.040%           424            824
Acquisition of Excel Pennsylvania Properties         2,949               8.000%         2,000            601
Acquisition of Bull Property                         1,023               7.960%           521            226
Acquisition of Lockheed Property                     1,671              7.1875%           395            344
Acquisition of Ryder Property                        1,009              7.1875%           665            206
Sale of Ross Stores Newark Property                 (3,242)              8.100%        (2,015)          (726)
Sale of Stratus Property                            (2,254)             10.180%        (1,082)          (473)
June Offering                                           --               6.880%        (1,511)            --
November Offering                                       --              7.1875%        (2,368)            --
Other activities (**)                                2,608                (**)          1,227            563
                                                  --------                            -------        -------
                                                  $ 13,180                            $   626        $ 3,327
                                                  ========                            =======        =======

----------

       *The LP Properties consist of four properties leased to Toys "R" Us and the property leased to Liberty House, Inc. The annualized interest rates on the debt incurred to finance the Toys"R" Us properties was 12.625% prior to prepayment and 10.25% with respect to the Liberty House property.

         **The interest rates of the debt on the other acquisitions rage from 6.875% to 8.5%.

(3) These amounts represent the minority interest in the net income of LCIF due to the issuance of the OP Units in the acquisition of the Salt Lake City Property, the acquisition of the LP Properties and the acquisition of the Excel Pennsylvania Properties.

(4) The following items are not included in the pro forma statement of income for the year ended December 31, 1996:

         Prepayment Premium - Salt Lake City Refinancing                         $ (1,824)
         Prepayment Premium - Ross Stores Newark Property debt repayment             (773)
         Prepayment Premium - Stratus Property debt repayment                      (1,862)
         Gain on sale of Stratus Property                                           2,850
         Pro forma loss on sale of Ross Stores Newark Property                       (910)

(5) Primary income from continuing operations per share is computed by dividing income from continuing operations (reduced by preferred dividends) by the weighted average number of common and diluted common equivalent shares outstanding during the period. Fully diluted income from continuing operations per share amounts are similarly computed but include the effect, when dilutive, of the Company's other potentially dilutive securities. Fully dilutive income from continuing operations is reduced by preferred dividends and is increased by minority interests resulting from the assumed conversion of the OP Units. The Convertible Preferred Stock and Exchangeable Notes are excluded from the pro forma computations due to their anti-dilutive effect during the period.

                   Unaudited Pro Forma Consolidated Condensed
                    Financial Statements (For the nine months
                       ended and as of September 30, 1997)
                (all amounts in thousands, except per share data)

                                                          FirstPlus
                                             Company       Property          Other
                                            Historical   Acquisition (1)  Adjustments (2)    Pro Forma
                                             -------       -------          -------           -------
Income Statement:
Revenues:
   Rental                                    $31,420       $ 2,423          $ 1,902           $35,745
   Interest and other                            447            --               23               470
                                             -------       -------          -------           -------
     Total revenues                           31,867         2,423            1,925            36,215
                                             -------       -------          -------           -------
Expenses:
   Interest expense                           12,628         1,109           (1,831)           11,906
   Depreciation                                7,920           527              386             8,833
   Amortization of deferred expenses             649            --              (88)              561
   Property operating expenses                   616            --               --               616
   General and administrative expenses         2,885            --               --             2,885
                                             -------       -------          -------           -------
     Total Expenses                           24,698         1,636           (1,533)           24,801
                                             -------       -------          -------           -------
Income before minority interests               7,169           787            3,458            11,414
Minority interests                             1,158           166(3)            97(3)          1,421
                                             -------       -------          -------           -------
Income from continuing operations            $ 6,011       $   621          $ 3,361           $ 9,993
                                             =======       =======          =======           =======
Per share data: (4)
Income from continuing operations
     Primary                                 $  0.46       $    --          $    --           $  0.53
     Fully diluted                              0.45            --               --              0.53
Weighted average common shares
   outstanding
     Primary                                  11,143            --            5,859            17,002
     Fully diluted                            13,736            --            5,993            19,729

                  Notes to the Unaudited Pro Forma Consolidated
                         Condensed Financial Statements
                  (Forthe nine months ended and as of September
                      30, 1997) (All amounts in thousands,
                             except per share data)

         Rental revenue in these financial statements (both historical and pro forma) is generated from leases that are "net leases," under which the tenant is responsible for substantially all costs of real estate taxes, insurance and ordinary maintenance. Pro forma rental income represents straight-line rent as provided by GAAP, calculated as the difference between the cash rent paid under the lease and the average rent due over the non-cancelable term of the lease.

         The depreciable life for all real property additions is 40 years. Applicable pro forma interest expense adjustments are calculated based on annual interest rates on the respective debt as of the applicable acquisition, disposal or refinancing date.

(1) This column reflects the pro forma adjustments for the acquisition of the FirstPlus Property for the period from January 1 to September 4, the acquisition date of the Property, which includes rental revenue, interest expense (assuming an annualized interest rate of 7.125%) and depreciation.

(2) These amounts reflect (i) the addition of historical results of operations for the period from January 1 to the respective acquisition dates for the Properties acquired by the Company during 1997 and for a 9-month period for the Ryder and CRIT Acquisition; (ii) the elimination of the results of operations of the Ross Stores Newark Property and Stratus Property as if the sales had taken place on January 1, 1996;
         (iii) the Salt Lake City Refinancing and (iv) the June Offering of 3,220,000 shares of Common Stock and the November Offering of 2,500,000 shares of Common Stock and the application of the proceeds therefrom. The results of operations for Properties acquired during 1997, from their respective acquisition dates through September 30, 1997, are included in the Company's historical September 30, 1997 consolidated statement of income. The results of operations consist principally of rental revenue, interest expense and depreciation expense.

                                                                                  Annualized
                                                  Rental           Interest        Interest     Depreciation
                                                  Revenue            Rate          Expense        Expense
                                                  -------        -------------     -------        -------
CRIT Acquisition                                  $ 2,684        8.875 -9.500%     $ 1,051            686
Acquisition of Exel Pennsylvania Properties           648             8.000%           433            130
Acquisition of Bull Property                          537             7.960%           271            118
Acquisition of Lockheed Property                      929             7.125%           218            191
Acquisition of Ryder Property                         751             7.125%           494            154
Sale of Ross Stores Newark Property                (2,457)            8.100%        (1,477)          (624)
Sale of Stratus Property                           (1,515)           10.180%          (698)          (335)
November Offering                                      --             7.125%        (1,149)            --
Other Activities                                      325               (*)           (974)            66
                                                  -------                          -------        -------
                                                  $ 1,902                          $(1,831)       $   386
                                                  =======                          =======        =======

         The pro forma interest expense adjustment includes (i) the impact of the Salt Lake City Refinancing, (ii) repayment of the Credit Facility with proceeds from the sale of the Ross Stores Newark Property and with proceeds from the June and November Offerings and (iii) the impact of interest on acquisitions and other debt repayments described above as if they had occurred on January 1, 1996. The pro forma reduction of interest expense represents only the actual interest expense incurred on debt that has been or will be repaid.

         * The interest rates related to other activities range from 6.875% to 12.900%.

(3) These amounts represent the minority interest in the net income of LCIF due to the issuance of OP Units in connection with the acquisition of the Company's Salt Lake City Property and the Exel Pennsylvania Properties Acquisition.

(4) Primary income from continuing operations per share is computed by dividing income from continuing operations (reduced by preferred dividends) by the weighted average number of common and diluted common equivalent shares outstanding during the period. Fully diluted income from continuing operations per share amounts are similarly computed but include the effect, when dilutive, of the Company's other potentially dilutive securities. Fully diluted income from continuing operations is reduced by preferred dividends and is increased by minority interests resulting from the assumed conversion of the OP Units. The Company's Convertible Preferred Stock and Exchangeable Notes are excluded from the pro forma computations due to their anti-dilutive effect during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           LEXINGTON CORPORATE PROPERTIES, INC.




                           By:      /s/ T. Wilson Eglin
                                    --------------------------------------------
                                    T. Wilson Eglin
                                    President and Chief Operating Officer

Date:  November 21, 1997